SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) December 4, 1998


                        CONSUMER PORTFOLIO SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)



                                   California
                 (State or Other Jurisdiction of Incorporation)


                                    333-63805
                            (Commission File Number)
                                   33-0459135
                      (I.R.S. Employer Identification No.)


 16355 Laguna Canyon, Irvine, California                      92618
(Address of Principal Executive Offices)                   (Zip Code)


                                 (714) 753-6800
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.


Exhibit
No.               Document Description
-------           --------------------


1.1               Underwriting Agreement

4.1               Trust Agreement

4.2               Indenture

10.1              Sale and Servicing Agreement

10.2              Receivables Purchase Agreement

10.3              Receivables Purchase Agreement

10.4              Receivables Purchase Agreement

10.5              Note Policy

10.6              Endorsement No. 1 to Note Policy

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   December 18, 1998



                              CONSUMER PORTFOLIO SERVICES, INC.,
                              as Originator of the Trust (Registrant)



                              By:  /s/ Jeffrey P. Fritz
                                   --------------------------
                                       Jeffrey P. Fritz
                                       Senior Vice President